Exhibit 10.3



                 AMENDED AND RESTATED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG

                             UNIVERSITYCARE, L.L.C.

                          DOCTORS HEALTH SYSTEM, INC.

                         GENESIS HEALTH VENTURES, INC.

                                      AND

                      MED-LANTIC MANAGEMENT SERVICES, INC.



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                               TABLE OF CONTENTS
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ARTICLE 1.        STOCK PURCHASE AND CLOSING....................................................................  2
         Section 1.1       Purchase of the Shares...............................................................  2
         Section 1.2       Purchase Price.......................................................................  2
         Section 1.3       Closing..............................................................................  2
         Section 1.4       Abandonment Date.....................................................................  3
         Section 1.5       Additional Covenants; Rights of the Series B Stock...................................  3
         Section 1.6       Purchase Agreement Assumption........................................................  4
         Section 1.7       Piggyback Registration...............................................................  5

ARTICLE 2.        REPRESENTATIONS AND WARRANTIES
                  OF DOCTORS....................................................................................  5
         Section 2.1       Organization, Qualification and Corporate Power......................................  5
         Section 2.2       No Breach............................................................................  6
         Section 2.3       Title to Properties..................................................................  6
         Section 2.4       Compliance With Law..................................................................  6
         Section 2.5       Ownership of Capital Stock...........................................................  6
         Section 2.6       Capital Stock........................................................................  7
         Section 2.7       The Series B Stock...................................................................  7
         Section 2.8       Validity.............................................................................  7
         Section 2.9       Financial Statements.................................................................  7
         Section 2.10      Absence of Undisclosed Liabilities...................................................  8
         Section 2.11      Events Subsequent to the Audited Financial Statements................................  8
         Section 2.12      Outstanding Debt.....................................................................  9
         Section 2.13      Litigation and Investigations........................................................  9
         Section 2.14      Taxes................................................................................ 10
         Section 2.15      Employees............................................................................ 10
         Section 2.16      Insurance Coverage................................................................... 10
         Section 2.17      Contracts and Other Commitments...................................................... 10
         Section 2.18      Fees and Commissions................................................................. 11
         Section 2.19      Disclosure........................................................................... 11
         Section 2.20      Employee Benefit Plans............................................................... 11
         Section 2.21      Certain Agreements of Officers and Employees......................................... 12
         Section 2.22      Transactions with Affiliates......................................................... 12
         Section 2.23      Securities Act of 1933............................................................... 12
         Section 2.24      Insurance............................................................................ 12
         Section 2.25      Books and Records.................................................................... 12
         Section 2.26      Fraud and Abuse...................................................................... 13

ARTICLE 3.        REPRESENTATIONS AND WARRANTIES OF MMS......................................................... 14
         Section 3.1       Organization, Qualification and Corporate Power...................................... 14
         Section 3.2       No Breach............................................................................ 14
         Section 3.3       Ownership of Capital Stock........................................................... 14

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         Section 3.4       Purchase Price of Shares............................................................. 14

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF UNIVERSITYCARE.............................................. 15
         Section 4.1       Organization and Standing............................................................ 15
         Section 4.2       Validity............................................................................. 15
         Section 4.3       Investor Status...................................................................... 15
         Section 4.4       No Adverse Law....................................................................... 16

ARTICLE 5.        CONDITIONS TO THE OBLIGATION OF UNIVERSITYCARE................................................ 17
         Section 5.1       Representations and Warranties of Doctors and MMS to be True and Correct............. 17
         Section 5.2       Performance.......................................................................... 17
         Section 5.3       All Proceedings to be Satisfactory................................................... 17
         Section 5.4       Absence of Adverse Change............................................................ 17
         Section 5.5       Approvals............................................................................ 18
         Section 5.6       Supporting Documents................................................................. 18
         Section 5.7       Board Approvals...................................................................... 19
         Section 5.8       Managed Care Contracts............................................................... 19
         Section 5.9       Beacon Transaction................................................................... 19

ARTICLE 6.        CONDITIONS TO THE OBLIGATIONS OF DOCTORS AND MMS.............................................. 19
         Section 6.1       Representations and Warranties of UniversityCare to be True and Correct.............. 19
         Section 6.2       Performance.......................................................................... 19
         Section 6.3       All Proceedings to be Satisfactory................................................... 19
         Section 6.4       Approvals............................................................................ 20
         Section 6.5       Supporting Documents................................................................. 20

ARTICLE 7.        INTERIM COVENANTS OF DOCTORS BETWEEN THE DATE OF THIS AGREEMENT AND THE CLOSING DATE.......... 20
         Section 7.1       Access to Information................................................................ 20
         Section 7.2       Notice of Breach..................................................................... 21

ARTICLE 8.        JOINT COVENANTS OF THE PARTIES................................................................ 21
         Section 8.1       Confidentiality of Business Information.............................................. 21
         Section 8.2       Confidentiality of this Agreement.................................................... 21
         Section 8.3       Fair Market Value of Shares; No Impermissible Activities............................. 22

ARTICLE 9.        TERMINATION................................................................................... 23
         Section 9.1       Termination and Abandonment.......................................................... 23

ARTICLE 10.                Indemnification and Claims........................................................... 23
         Section 10.1      Indemnification by Doctors........................................................... 23
         Section 10.2      Indemnification by MMS............................................................... 24
         Section 10.3      Indemnification by UniversityCare.................................................... 24
         Section 10.4      Limitation on and Expiration of Indemnification. .................................... 24
         Section 10.5      Notice and Control of Litigation..................................................... 25

                                      -ii-

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ARTICLE 11.                MISCELLANEOUS........................................................................ 25
         Section 11.1      Amendments........................................................................... 25
         Section 11.2      Waiver............................................................................... 25
         Section 11.3      Notices.............................................................................. 25
         Section 11.4      Counterparts......................................................................... 26
         Section 11.5      Enforceability and Severability...................................................... 26
         Section 11.6      Governing Law........................................................................ 27
         Section 11.7      Section Titles....................................................................... 27
         Section 11.8      Assignment........................................................................... 27
         Section 11.9      Expenses............................................................................. 27
         Section 11.10     Survival of Agreements............................................................... 27
         Section 11.11     Brokerage............................................................................ 27
         Section 11.12     Parties in Interest.................................................................. 27
         Section 11.13     Remedies............................................................................. 27
         Section 11.14     Third Parties........................................................................ 28
         Section 11.15     Entire Agreement..................................................................... 28
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                                     -iii-

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                 AMENDED AND RESTATED STOCK PURCHASE AGREEMENT


                  This AMENDED AND RESTATED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into this 9th day of July, 1997, as amended on July 15, 1997 by and among UniversityCare, L.L.C., a Maryland limited liability company, ("UniversityCare"), Doctors Health System, Inc., a Maryland corporation ("Doctors"), Genesis Health Ventures, Inc., a Delaware corporation ("Genesis") and Med-Lantic Management Services, Inc., a Maryland corporation ("MMS").

                  WHEREAS, Doctors is a managed care and medical management company which develops and consolidates individual and groups of primary care physicians, specialist physicians, hospitals and other health care providers into primary care-driven, comprehensive managed care health delivery networks; and

                  WHEREAS, UniversityCare is a limited liability company formed for the purpose of creating a joint venture between the University of Maryland Medical System Corporation and University Physicians, Inc.

                  WHEREAS, Genesis and MMS have entered into an agreement, dated May 2, 1997, for the purchase by Genesis from MMS of approximately 408,000 shares of Series B Preferred Stock (the "Series B Stock") held by and/or due in exchange for interest payments due and payable by Doctors to MMS (or its wholly owned subsidiary) (the "Purchase Agreement"); and

                  WHEREAS, UniversityCare wishes to assume, by novation, all of Genesis's rights and obligations under the Purchase Agreement, and to purchase the Series B Stock from MMS, subject to the additional terms and conditions contained herein; and Doctors, MMS and Genesis agree herein to assign and delegate to UniversityCare, by novation, all of Genesis's rights and obligations under the Purchase Agreement; and, upon such assignment and assumption, and the closing of the transactions contemplated by this Agreement, Genesis shall be released from any and all obligations under the Purchase Agreement;

                  WHEREAS, Doctors, Genesis and MMS wish to facilitate the purchase by UniversityCare on the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and subject to the representations, warranties, covenants, and conditions contained herein, the parties agree as follows:

                                       1.
                           STOCK PURCHASE AND CLOSING


             1.1 Purchase of the Shares. MMS and Genesis hereby agree to the assignment and delegation of all of Genesis's rights and obligations under the Purchase Agreement, by novation, to UniversityCare. Upon such assignment, assumption and closing of the transactions contemplated by this Agreement, Genesis shall be released from any and all obligations or liability under the Purchase Agreement; provided, that in the event the Closing does not occur for any reason, Genesis's obligation under the Purchase Agreement shall continue in full force and effect. MMS, therefore, agrees to sell to UniversityCare, and UniversityCare agrees to purchase from MMS all of the right, title, and interest of MMS in and to the Series B Stock on the terms and subject to the conditions set forth in this Agreement. The Series B Stock shall be free and clear of any and all liens, pledges, or encumbrances of any kind, nature, or description whatsoever, whether legal or equitable.

             1.2 Purchase Price. The parties agree that the Purchase Price shall be an aggregate of $4,659,376, representing $11.25 per share, as of July 1, 1997, to be adjusted to reflect accrued dividends and interest due as of the Closing Date, and shall be payable in the form of wire transfer or other same day funds, and shall be paid at the Closing, as defined below.

             1.3  Closing.

                           1.3.1   The closing of the  transactions
contemplated by this Agreement shall take place at the same place and simultaneously with the closing of that certain stock purchase transaction between Doctors and The Beacon Group III - Focus Value Fund, LP ("Beacon"), contemplated by that certain letter of intent dated May 2, 1997 (the "Beacon Offer"), or at such other location, date, and time as may be agreed upon by the parties (such closing being called the "Closing" and such date being called the "Closing Date").

                           1.3.2   At the Closing:

                                    1.3.2.1    Doctors  shall  deliver to MMS a
stock certificate representing a number of shares of the Series B Stock respecting payment of the accrued and unpaid dividends and interest thereon, based on $11.25 per share, then due to MMS;

                                    1.3.2.2    MMS shall deliver to
UniversityCare stock certificates evidencing all of the Series B Stock, including the shares delivered by Doctors under Section 1.3.2.1, above, all in definitive form, endorsed for transfer in the name of UniversityCare;

                                    1.3.2.3    Doctors   shall  deliver  to
UniversityCare   a  new   certificate representing the Series B Stock
transferred by MMS to UniversityCare;

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                                    1.3.2.4    UniversityCare shall deliver to
MMS the Purchase Price;

                                    1.3.2.5    The  Charter  and Bylaws of
Doctors shall be amended to provide for certain changes to the terms and conditions of the Series B Stock;

                                    1.3.2.6    On or before the Closing  Date,
Doctors and MMS shall execute the Amendment of Final Credit Enhancement Agreement in the form attached hereto as Exhibit 1.3.2.6; and

                                    1.3.2.7    the  parties  will  exchange  all
other   instruments,   documents, certificates, and opinions required by this
Agreement.

             1.4 Abandonment Date. Notwithstanding anything herein to the contrary, if the Closing does not take place by the close of business on or before August 15, 1997 (the "Abandonment Date"), Doctors, UniversityCare, or MMS shall have the option to terminate the Agreement on or within five (5) working days after the Abandonment Date; provided, however, that if the Closing does not take place as a result solely of any delay in obtaining any necessary regulatory approval, the Abandonment Date shall be extended for an additional sixty days; provided further, however, that if such regulatory approval is not obtained within such extended period, either Doctors or UniversityCare may terminate this Agreement. The foregoing shall not be construed to terminate or otherwise affect any claims any party may have against the other for breach of any obligation arising out of this Agreement, or any other agreement entered into in connection herewith, prior to the Abandonment Date. The MMS, Doctors, and UniversityCare will seek and use their best efforts to obtain all governmental and regulatory approvals for the consummation of the transactions contemplated by this Agreement, and will cooperate with each other with respect to obtaining such governmental and regulatory approvals.

             1.5 Additional Covenants; Rights of the Series B Stock. Effective as of the Closing, the Series B Stock shall have the following rights:

                                    1.5.1    The  Series  B  Stock  shall  have
the rights regarding dividends, conversion, liquidation and redemption set forth in the Charter of Doctors, which terms shall be in substance acceptable to UniversityCare.

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             1.6  Purchase Agreement Assumption. Effective on the Closing Date,
UniversityCare shall assume, by novation, all of Genesis's rights and obligations under the Purchase Agreement, subject to the modifications contained herein, and Doctors, MMS and Genesis shall assign and delegate to UniversityCare, by novation, all of Genesis's rights and obligations under the Purchase Agreement. The parties agree that Genesis shall thereby be released from all obligations pursuant to the Purchase Agreement.

             1.7 Piggyback Registration. If, at any time, Doctors proposes or is required to register any of its equity securities under the Securities Act of 1933, as amended (other than pursuant to registrations on such forms or similar form(s) solely for the registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or acquisition) or a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, Doctors shall give prompt written notice of its intention to do so to UniversityCare. Upon the written request of UniversityCare, made within fifteen (15) days following the receipt of any such written notice (which request shall specify the maximum number of shares of Series B Stock then held by UniversityCare (the "UniversityCare Stock") intended to be disposed of by UniversityCare and the intended method of distribution thereof), Doctors shall use its best efforts to cause such UniversityCare Stock to be registered under the Securities Act (with the securities that Doctors at the time proposes to register) and to permit the sale or other disposition by UniversityCare (in accordance with the intended method of distribution thereof) of the UniversityCare Stock. UniversityCare shall be entitled to one such piggyback registration right, except as provided in any separate agreement which limits its rights to sell all but not less than all of its shares as a result of the actions of any managing underwriter for Doctors.




                                       2.
                         REPRESENTATIONS AND WARRANTIES
                                   OF DOCTORS


                  Doctors hereby represents and warrants to UniversityCare, except as set forth in the disclosure schedules attached hereto as follows:

             2.1 Organization, Qualification and Corporate Power. Doctors is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business to be transacted by it, or the character of the properties owned by it or leased by it, requires such licensing or qualification. Doctors has the corporate power and authority to own and hold its properties and to carry on its business.

             2.2 No Breach. Except as set forth on Schedule 2.2, neither the execution and delivery of this Agreement and related agreements contemplated herein nor compliance with their terms will result in the breach or violation of the Articles of Incorporation or Bylaws of Doctors or of any provision of any agreement, indenture, mortgage, lease, or other obligation or instrument, any judgment, or any order or decree of any court or other agency of government, or cause any acceleration thereof, to which Doctors, or any of its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of Doctors. The execution of this Agreement and, upon receipt of required state and/or federal approvals, the consummation of the transactions provided herein will not result in a violation by Doctors of any federal, state or local laws or regulations.

             2.3 Title to Properties. Except as set forth on Schedule 2.3, Doctors has good and marketable title to its properties and assets reflected on the financial statements furnished pursuant to Section 2.9 or acquired since the date of such financial statements (other than properties and assets disposed of in the ordinary course of business since the date of such financial statements furnished in accordance with Section 2.9), and all such properties and assets are free and clear of any and all mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable, and minor imperfections of title, if any, which liens are not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of Doctors.

             2.4 Compliance With Law. Doctors has the lawful authority and all material state, federal, special or local governmental authorizations, licenses, or permits required to conduct its businesses as such businesses are presently being conducted. There are no pending or threatened actions, notices, or proceedings by any state, federal, special or local government or any subdivision thereof or any public or private group which would have the effect of changing the operation of such businesses other than as set forth on Schedule
2.4. Schedule 2.4 contains a list and brief description of all licenses, including those granted or derived from governmental sources, issued or granted to Doctors. Except as disclosed on Schedule 2.4, neither Doctors's operations, nor any of the assets owned, leased, occupied or used by Doctors in the operation of its businesses materially violates or fails to comply in any material respect with applicable health, fire, environmental, safety, zoning or building codes, laws or ordinances, rules or regulations.

             2.5 Ownership of Capital Stock. Except as set forth on Schedule 2.5, Doctors warrants and represents that MMS owns, of record, all right, title and interest in and to the Series B Stock free and clear of any voting trusts, proxies or other arrangements, restrictions or limitations of any kind imposed by Doctors or as otherwise listed on the stock ledger of Doctors,and, on the Closing Date, the delivery by MMS of certificates in the manner set forth in
Section 1.3 will, to the best knowledge of Doctors, transfer good and valid title to the Series B Stock to UniversityCare, free and clear of any voting trusts, proxies or other arrangements, restrictions or other legal or equitable limitations of any kind, other than any such legal or equitable limitations created or suffered to exist by UniversityCare.

             2.6 Capital Stock. The authorized capital stock of Doctors (the "Stock") is set forth on Schedule 2.6, and the number of outstanding shares is set forth on Schedule 2.6. All of the shares of Doctors's Stock have been duly authorized and, to the extent issued, are validly issued, fully paid, and nonassessable. Except as set forth on Schedule 2.6, Doctors has no other equity securities or securities containing any equity features authorized, issued, or outstanding. Doctors represents and warrants that MMS is the sole shareholder of record of the Series B Stock. Except as set forth on Schedule 2.6, there are no holders of stock appreciation rights, subscriptions, warrants, options, convertible securities, and other rights (contingent or otherwise) to purchase or otherwise acquire equity securities of Doctors. Immediately prior to Closing, except as set forth on Schedule 2.6, there will be no outstanding subscriptions, options, convertible securities, offers or other agreements or commitments relating to the Stock of Doctors including, without limitation, any preemptive rights or rights of first refusal. No shares of the Stock of Doctors are in escrow or held as security for any obligation of Doctors or any beneficial owner thereof. None of the securities of Doctors are subject to any voting trusts, nor has Doctors received notice of any other agreements pertaining to the voting of such securities and, as of Closing, except as set forth on Schedule 2.6, no shareholder has any preemptive right or rights of first refusal with respect to the issuance of any Stock, debt instruments, or other securities of Doctors.

             2.7 The Series B Stock. Except for the effect on the Series B Stock of the transaction contemplated by the sale of Series D Preferred Stock under the Beacon Offer, the Series B Stock has been duly authorized and when delivered to UniversityCare pursuant to the terms hereof, will be validly issued, fully paid, and nonassessable shares of Series B Preferred Stock of Doctors with no personal liability attaching thereto and will be free and clear of any and all liens or encumbrances of any kind, nature or description whatsoever, whether legal or equitable, imposed by Doctors, including, forfeitures, pledges, penalties charges, tax liens, rights of first refusal, equities, or claims or rights whatsoever of others.

             2.8 Validity. Doctors has the full legal power and authority to execute and deliver all other agreements and documents necessary to consummate the contemplated transaction, and all corporate action of Doctors necessary for such execution and delivery and the performance thereof will have been duly taken. All agreements related to this transaction to be executed by Doctors have been duly executed and delivered by Doctors and, when duly executed by the other parties thereto, constitute the legal, valid, and binding obligation of Doctors enforceable in accordance with their terms, subject as to enforcement of remedies to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting the rights of creditors generally.

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             2.9  Financial Statements. Doctors has furnished to UniversityCare
(i) the audited financial statements of Doctors as of June 30, 1995 and 1996 (the "Audited Financial Statements"), and the unaudited interim financial statements for the months ended March 31, 1997 (the "Unaudited Financial Statements") (collectively referred to as the "Financial Statements"), and, in connection with the Audited Financial Statements, an unqualified report thereon from Doctors's independent certified public accounting firm. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except, in the case of Unaudited Financial Statements, for the absence of footnotes and year end adjustments) and fairly present the financial position of Doctors and the results of operations and changes in financial position as of the dates and for the periods specified. Except as set forth in the Financial Statements, there are no liabilities transferred to Doctors, except those arising in the ordinary course of business which have been disclosed to UniversityCare or otherwise do not materially adversely affect the financial condition of Doctors. Except as disclosed on
Schedule 2.9, since the date of the last Audited Financial Statement: (i) there has been no material change in the assets, liabilities or financial condition of Doctors from that reflected in the most recent Audited Financial Statement, except for changes in the ordinary course of business and consistent with past practice which in the aggregate have not been materially adverse to the business, prospects, financial condition, operations, property, or affairs of Doctors, and (ii) none of the business, prospects, financial condition, operations, property, or affairs of Doctors has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

             2.10  Absence of Undisclosed Liabilities. Except as set forth on
Schedule 2.10, Doctors has not incurred any liability of any nature (whether absolute, accrued, contingent or otherwise) including, without limitation, liabilities for federal, state, local or foreign taxes and liabilities to customers or suppliers, other than (i) liabilities for which full provision has been made on Doctors's Financial Statements referred to in Section 2.9; and (ii) those which have arisen in the ordinary course of business, which in the aggregate are not materially adverse to Doctors' financial condition.

             2.11 Events Subsequent to the Audited Financial Statements. Except as set forth on Schedule 2.11, since the date of the last Audited Financial Statement Doctors has not: (i) issued any stock, bond or other corporate security other than in connection with physician affiliation transactions; (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred, and liabilities under contracts entered into in the ordinary course of business; (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Audited Financial Statements and current liabilities incurred since the date of the Audited Financial Statements and reflected on the Unaudited Financial Statements in the ordinary course of business; (iv) declared or made any payment or distribution to Shareholders or purchased or redeemed any share of its capital stock or other security; (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens which arise by operation of law or liens of current real property taxes not yet due and payable; (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business or cancelled any debt or claim; (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset; (viii) suffered any material loss of property or waived any material right whether or not in the ordinary course of business; (ix) made any change in officer compensation; (x) made any material change in the manner of business or operations including any change in accounting principles and practices; (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby; or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

             2.12 Outstanding Debt. Except as set forth in the Financial Statements and Schedule 2.12, Doctors has not incurred any outstanding indebtedness for borrowed money nor is it either a guarantor or otherwise contingently liable for any such indebtedness. There exists no default under the provisions of any instrument evidencing any indebtedness or otherwise of any agreement relating thereto. Doctors has no outstanding loans or advances to any person and is not obligated to make any such loans or advances.

             2.13  Litigation and Investigations. Except as set forth on
Schedule 2.13, there is no: (i) action, suit, claim, proceeding, or investigation pending or, to the best of Doctors's knowledge, threatened against or affecting Doctors or any of Doctors's employees, by any private party or any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; or, to the knowledge of Doctors, pending, threatened against, or affecting persons or entities who perform professional services under agreement with Doctors before any professional self-governance, oversight, or regulatory body; (ii) arbitration proceeding relating to Doctors pending under collective bargaining agreements or otherwise; or (iii) governmental or professional inquiry pending or threatened against or directly or indirectly affecting Doctors (including without limitation any inquiry as to the qualification of Doctors or to hold or receive any license or permit), and there is no basis for any of the foregoing as to Doctors, its officers or directors or, to the Shareholders' or Doctors's knowledge, as to entities or persons who perform professional services for Doctors. Except as disclosed on Schedule 2.13, Doctors has not received any opinion, memorandum, or legal advice from legal counsel to the effect that Doctors is exposed, from a legal standpoint, to any liability which may be material to the business of Doctors as now conducted. Doctors is not in default with respect to any order, writ, injunction, or decree known to or served upon it of any court or of any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign. There is no action or suit by Doctors pending or threatened against others. Upon receipt of written approval for the transactions contemplated herein from the applicable state regulatory bodies, if any, Doctors will have complied in all material respects with all laws, rules, regulations, and orders applicable to its businesses, operations, properties, assets, products, and services, and Doctors has all necessary permits, licenses, and other authorizations required to conduct its businesses as conducted and as proposed to be conducted. There is no existing law, rule, regulation, or order, or proposed law, rule, regulation, or order, whether federal, state, local, or professional, which would prohibit or restrict Doctors from, or otherwise materially adversely affect Doctors in conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

             2.14 Taxes. Doctors has filed all federal, state, county and local tax returns, including, without limitation, income, sales, single business, payroll, premium, withholding, informational and personal property tax returns, required to be filed by it and such returns have been duly prepared and filed and were true, correct, and complete. All taxes due by reason of the operations conducted by Doctors have been paid, including, without limitation, all taxes which Doctors are obligated to withhold from accounts owing to employees, creditors, and third parties. All such taxes for which any such party has become obligated pursuant to elections made in accordance with generally accepted accounting principles have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The federal income tax returns of Doctors have never been audited by the Internal Revenue Service. No deficiency assessment with respect to any proposed adjustment of Doctors's federal, state, county or local taxes is pending or threatened. There is no tax lien, whether imposed by any federal, state, county or local taxing authority outstanding against the assets, properties or businesses of Doctors. There is no pending examination or proceeding by any authority or agency relating to the assessment or collection of any such taxes, interest or penalties thereon, nor do there exist any facts that would provide a basis for any such assessment. Doctors has not executed or filed any consent or agreement to extend the period for assessment or collection of any such taxes.

             2.15 Employees. Doctors is not a party to any collective bargaining agreement. There is no labor strike or other disturbance or any union organizing effort with respect to Doctors. Doctors's relationship with its employees may be characterized as good.

             2.16 Insurance Coverage. Doctors has maintained, with financially sound and reputable insurers, professional liability, casualty, property loss, and other insurance coverage of such types and in such amounts as is customary for companies similarly situated. Schedule 2.16 lists and briefly describes the policies concerning such insurance coverage, and, except as otherwise provided on Schedule 2.16, all such policies will continue in effect after the Closing Date. Doctors has not received any notice of any default with respect to its obligations under any of such insurance policies.

             2.17 Contracts and Other Commitments. Each material contract of Doctors, including, but not limited to each agreement between Doctors and any core medical group, individual practice association or other provider of health care services, is a valid and binding obligation of the parties thereto, enforceable in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and except for limitations upon the availability of equitable remedies, including specific performance). Except as set forth on Schedule 2.17, none of the transactions contemplated by this Agreement creates in any party to any material contracts and commitments the right to revise the terms of, to terminate, to accelerate any obligation of Doctors or otherwise declare that such contracts or commitments have been breached. Doctors is not aware of any defaults and do not have any reason to believe that a default may occur by Doctors or any other party to the contracts and commitments to which Doctors may become a party (by assignment, transfer by operation of law, succession, or otherwise). For purposes of this Section, the term "material" means having a value of $10,000 or more, and shall include any and all provider and payor agreements, irrespective of the dollar value.

             2.18 Fees and Commissions. Except as set forth on Schedule 2.18, Doctors has not agreed to pay or become liable to pay any broker's, finder's, or originator's fees or commissions by reason of services alleged to have been rendered for, or at the instance of, Doctors in connection with this Agreement and the transactions contemplated hereby.

             2.19 Disclosure. No representation or warranty by Doctors in this Agreement, and no exhibit, schedule, or certificate furnished or to be furnished by Doctors pursuant hereto, contains any untrue statement of a fact, or omits to state a fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading. There is no fact of which Doctors is aware, which has not been disclosed in writing to UniversityCare, which adversely affects Doctors. Neither this Agreement, the business plan of Doctors, the Financial Statements, nor any other agreement, document, certificate or written statement furnished to UniversityCare or its counsel by or on behalf of Doctors in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. Projections made in the Business Plan are not considered to be facts for the purpose of this Section. There is no fact within the knowledge of Doctors or any of its executive officers which has not been disclosed herein or in writing by them to UniversityCare and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, properties, assets or condition, financial or other, of Doctors. Without limiting the foregoing, Doctors has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, affairs or financial condition of Doctors.

             2.20 Employee Benefit Plans. For purposes of this Agreement, the term "Employee Plan" includes any pension, retirement, savings, disability, medical, dental or other health plan, life insurance (including any individual life insurance policy as to which Doctors makes premium payments whether or not Doctors is the owner, beneficiary or both of such policy) or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan or other employee benefit plan or arrangement (whether written or arising from custom), including, without limitation, any employee pension benefit plan ("Pension Plan") as defined in
Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any employee welfare benefit plan as defined in Section 3(1) of ERISA ("Welfare Plan"), whether or not any of the foregoing is funded, and whether written or oral, (i) to which Doctors is a party or by which Doctors (or any of its respective rights, properties or assets) is bound or (ii) with respect to which

Doctors has made payments, contributions or commitments or may otherwise have any liability (including any such plan or arrangement formerly maintained by Doctors. There are no Employee Plans other than those listed in Schedule 2.20.

            2.21  Certain Agreements of Officers and Employees.

                           2.21.1   To Doctor's  best  knowledge  and belief,
no officer or employee of Doctors is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, non-competition agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant relating to the right of any such officer or employee to be employed by Doctors because of the nature of the business conducted or to be conducted by Doctors or relating to the use of trade secrets or proprietary information of others, and to Doctors's best knowledge and belief, the continued employment of Doctors's officers and employees does not subject Doctors or the Purchaser to any liability with respect to any of the foregoing matters.

                           2.21.2  To the best  knowledge  of  Doctors,  no
officer of Doctors, nor any Key Employee of Doctors whose termination, either individually or in the aggregate, would have an adverse effect on Doctors, has any present intention of terminating his employment with Doctors.

             2.22 Transactions with Affiliates. Except as set forth in Exhibit 2.22, there are no loans, leases, royalty agreements or other continuing transactions between (a) Doctors or any of its customers or suppliers, and (b) any officer, employee or director of Doctors or any Person owning five percent (5%) or more of the capital stock of Doctors or any member of the immediate family of such officer, employee, director or stockholder or any corporation or other entity controlled by such immediate family of such officer, employee, director or stockholder.

             2.23 Securities Act of 1933. Doctors has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Stock, including the Series B Stock. Neither Doctors nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Stock or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Series B Stock under the registration provisions of the Securities Act and applicable state securities laws.

             2.24 Insurance. Doctors carries insurance covering its properties and business adequate and customary for the type and scope of the properties, assets and business, but in any event in amounts sufficient to prevent Doctors from becoming a co-insurer, up to reasonable deductibles.

             2.25 Books and Records. The books of account, ledgers, order books, records and documents of Doctors accurately and completely reflect all material information relating to the business of Doctors, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of Doctors.

             2.26 Fraud and Abuse. Doctors has not engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, 42 U.S.C. ss. ss. 1320a-7, 1320a-7(a) and 1320a-7b, the federal CHAMPUS statute, or the regulations promulgated pursuant to such statutes or state or local statutes or regulations of similar effect, or which are prohibited by rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) presenting or causing to be presented a claim for reimbursement for services under CHAMPUS, Medicare, Medicaid, or other state health care program that is for an item or service that is known or should be known to be (a) not provided as claimed, or
(b) false or fraudulent; (iv) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to fraudulently secure such benefit or payment; (v) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid, or other state health care program, or (b) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid or other state health care program; (vi) knowingly making a payment, directly or indirectly, to a physician as an inducement to reduce or limit services to individuals who are under the direct care of the physician and who are entitled to benefits under CHAMPUS, Medicare, Medicaid, or other state health care program; (vii) providing to any person information that is known or should be known to be false or misleading that could reasonably be expected to influence the decision when to discharge a hospital in-patient from the hospital; (viii) knowingly and willfully making or causing to be made or inducing or seeking to induce the making of any false statement or representation (or omits to state a fact required to be stated therein or necessary to make the statements contained therein not misleading) of a material fact with respect to (a) the conditions or operations of a facility in order that the facility may qualify for CHAMPUS, Medicare, Medicaid or other state health care program certification, or (b) information required to be provided under ss. 1124A of the Social Security Act (42 U.S.C. ss. 1320a-3);
(ix) knowingly and willfully (a) charging for any Medicaid service money or other consideration at a rate in excess of the rates established by the state, or (b) charging, soliciting, accepting or receiving, in addition to amounts paid by Medicaid, any gift money, donation or other consideration (other than a charitable, religious or other philanthropic contribution from an organization or from a person unrelated to the patient) (x) as a precondition of treating the patient, or (y) as a requirement for the patient's continued treatment.

                                       3.
                     REPRESENTATIONS AND WARRANTIES OF MMS

                  MMS represents and warrants as to itself solely to UniversityCare as follows:

             3.1 Organization, Qualification and Corporate Power. MMS is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland. MMS has the corporate power and authority to own and hold its properties and to carry on its business.

             3.2 No Breach. Neither the execution and delivery of this Agreement and related agreements contemplated herein nor compliance with their terms will result in the breach or violation of the Articles of Incorporation or Bylaws or other organizational documents of MMS or of any provision of any agreement, indenture, mortgage, lease, or other obligation or instrument, any judgment, or any order or decree of any court or other agency of government, or cause any acceleration thereof, to which MMS or any of its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of MMS which would adversely affect the ability of MMS to transfer its shares hereunder. The execution of this Agreement and, upon receipt of required state and/or federal approvals, the consummation of the transactions provided herein will not result in a violation by MMS of any federal, state or local laws or regulations which would affect the ability of MMS to transfer his/her/its Shares hereunder.

             3.3 Ownership of Capital Stock. MMS owns, beneficially and of record, all right, title and interest in and to the Shares set forth on Exhibit A as being owned by MMS, free and clear of any security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies or other arrangements, restrictions or limitations of any kind, and, on the Closing Date, the delivery by MMS of certificates in the manner set forth in
Section 1.3 will transfer good and valid title to the Series B Stock to UniversityCare, free and clear of any security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies or other arrangements, restrictions or other legal or equitable limitations of any kind, other than any such legal or equitable limitations created or suffered to exist by UniversityCare.

             3.4 Purchase Price of Shares. MMS represents and warrants that the Purchase Price of the Series B Stock hereunder is based upon the purchase price of $11.25 per share paid by MMS to acquire the Series B Stock. MMS represents and warrants that none of the proceeds being paid to MMS will be paid or become payable to Doctors.



                                       4.
                REPRESENTATIONS AND WARRANTIES OF UNIVERSITYCARE


                  UniversityCare represents, warrants, and covenants to Doctors and MMS as follows:

             4.1 Organization and Standing. UniversityCare is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Maryland and is duly licensed or qualified to transact business and is in good standing in each jurisdiction in which the nature of the business to be transacted by it, or the character of the properties owned by it or leased by it, requires such licensing or qualification.

             4.2 Validity. UniversityCare has full legal power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and all proceedings required to be taken by or on its part to authorize the execution, delivery, and performance of this Agreement have been duly and properly taken. This Agreement has been duly executed and delivered by UniversityCare and is a valid and binding obligation of UniversityCare enforceable in accordance with its terms (subject to bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and except for limitations upon the availability of equitable remedies, including specific performance). Any other agreement contemplated to be entered into by UniversityCare in connection with this transaction, when executed and delivered, will constitute the legal, valid, and binding obligation of UniversityCare enforceable in accordance with its respective terms (subject as to enforcement of remedies to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting the rights of creditors generally). The execution and delivery by UniversityCare of this Agreement, and the performance of its obligations hereunder, and the purchase of the Shares, does not require any action or consent of any party other than UniversityCare pursuant to any contract, agreement, or other undertaking of UniversityCare, or pursuant to any order or decree to which UniversityCare is a party or to which its properties or assets are subject, and will not violate any provision of law, the Articles of Incorporation or Bylaws of UniversityCare any order of any court or other agency of the government or any indenture, agreement, or other instrument to which UniversityCare or any of its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument; or result in the creation or imposition of any lien, charge, restriction, claim, or encumbrance of any nature whatsoever upon any of the properties or assets of UniversityCare.

             4.3 Investor Status. UniversityCare represents and warrants to Doctors that:

                           4.3.1   it has had an opportunity to discuss
Doctors's business, management, and financial affairs with Doctors's management;

                           4.3.2  its present  intention  is to acquire the
Series B Stock for its own account (and it will be the sole beneficial owner thereof) and that the Series B Stock are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. UniversityCare further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Securities and Exchange Commission (the "Commission"), all certificates evidencing any of the Series B Stock, whether upon initial issuance or upon any transfer thereof, will bear a legend, prominently stamped or printed thereon, reading substantially as follows:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state.

                  These securities have been acquired for investment and not with a view to distribution or resale. These securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the Act and any applicable state securities laws, unless the holder shall have obtained an opinion of counsel satisfactory to the corporation that such registration is not required."

                  "These  securities are subject to  restrictions on transfer as
                  set forth in the Shareholders   and  Voting   Agreement
                  among   Doctors  and  certain  of  its stockholders."

                                    4.3.3 it understands that the Series B Stock
have not been registered under the Securities Act and applicable state securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption for such registration is available; UniversityCare is and must be purchasing the Series B Stock Shares for investment for the account of UniversityCare and not for the account or benefit of others, and not with any present view toward resale or other distribution thereof. UniversityCare agrees not to resell or otherwise dispose of all or any part of the Series B Stock purchased by it, except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws; and

                                    4.3.4    it has no present need for
liquidity in  connection  with its purchase of the Series B Stock.

             4.4 No Adverse Law. UniversityCare has no knowledge of any current law or regulation under the Internal Revenue Code of 1986, as amended, which is applicable to any tax exempt entity which is an affiliate of UniversityCare, and which, by its specific terms, would prevent the investment by UniversityCare hereunder.


                                       5.
                 CONDITIONS TO THE OBLIGATION OF UNIVERSITYCARE


                  The obligation of UniversityCare to purchase and pay for the Series B Stock on the Closing Date and consummate any other transaction contemplated by this Agreement is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

             5.1 Representations and Warranties of Doctors and MMS to be True and Correct. The representations and warranties contained in Articles 2 and 3 shall be true, complete, and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made by Doctors, and/or MMS, as applicable, on and as of such date, and appropriate officers of Doctors and MMS, respectively, shall have certified to such effect to UniversityCare in writing.

             5.2 Performance. Doctors shall have performed and complied with all agreements contemplated herein that are required to be performed or complied with by it prior to or at the Closing Date. Doctors will have obtained any consents or waivers necessary to execute and deliver this Agreement, the Series B Stock and the other agreements and instruments executed and delivered by Doctors in connection herewith, including, but not limited to, the consent of the holders of the outstanding Preferred Stock, and any consents or waivers necessary to carry out the transactions contemplated hereby and thereby, and such consents and waivers will be in full force and effect at the Closing. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Series B Stock and the other agreements and instruments executed and delivered by the Company in connection herewith will have been made or taken.

             5.3 All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by Doctors and MMS in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to UniversityCare, and UniversityCare shall have received all such counterpart originals or certified or other copies of such documents as it reasonably may request.

             5.4 Absence of Adverse Change. There shall have been no material adverse change in the business, assets, financial condition, or operations of Doctors or any other event that would, with the passage of time or otherwise, impair or otherwise affect the accuracy of any of the representations and warranties of Doctors and MMS. Prior to Closing, Doctors shall have promptly notified UniversityCare in writing of any event of which Doctors's officers have knowledge or, after due inquiry, should have knowledge, that occurred, or was likely to occur, and which was likely to result in an adverse change in the business, assets, financial condition, or operations of Doctors and of any other event that would, with the passage of time or otherwise, impair or otherwise affect the accuracy of any of the representations and warranties of Doctors and MMS contained herein on and as of the Closing Date.

             5.5 Approvals. All necessary corporate, including adoption of any necessary amendments to the Articles of Incorporation, and regulatory approvals for the transactions contemplated by this Agreement shall have been obtained.

             5.6 Supporting Documents. UniversityCare shall have received copies of the following documents:

                           5.6.1  (i) The Articles of Incorporation of Doctors,
certified as of a recent date by the Secretary of State of the State of Maryland; (ii) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of Doctors; and (3) certificates of good standing as a foreign corporation in jurisdictions, if any, in which Doctors is qualified to do business;

                           5.6.2   A  certificate  of the  Secretary  or an
Assistant Secretary of Doctors, respectively, dated as of the Closing Date and certifying: (i) that the Bylaws of Doctors attached thereto are true, correct and complete; (ii) that attached thereto is a true and complete copy of all resolutions adopted by Doctors authorizing the execution, delivery, and performance of this Agreement and all transactions contemplated by this Agreement and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; and (iii) to the incumbency and specimen signature of each officer of Doctors executing this Agreement and/or any other agreement related hereto, and a certification by another officer of Doctors as to the incumbency and signature of the officer signing the certificate referred to in this Section;

                           5.6.3   The  favorable  opinion of (i) Paul A.
Serini, Esquire and Thomas Mapp, Esquire, counsel for Doctors in the form set forth in Exhibit 5.6.3;

                           5.6.4   A certificate  of the Secretary or an
Assistant Secretary of MMS, dated as of the Closing Date and certifying: (i) that attached thereto is a true and complete copy of all resolutions adopted by MMS authorizing the execution, delivery, and performance of this Agreement and all transactions contemplated by this Agreement and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; and (ii) to the incumbency and specimen signature of each officer of MMS executing this Agreement and/or any other agreement related hereto, and a certification by another officer of MMS as to the incumbency and signature of the officer signing the certificate referred to in this Section; and

                           5.6.5   Such additional  supporting  documents and
other information with respect to the operations and affairs of Doctors as UniversityCare reasonably may request.

             5.7 Board Approvals. The Board of Managers of UniversityCare and the respective Board of Directors of the University of Maryland Medical System Corporation and University Physicians, Inc., to the extent necessary, shall have approved the Agreement, the funding thereof and the transactions contemplated hereby, in their sole discretion.

             5.8 Managed Care Contracts. Doctors, UniversityCare, University of Maryland Medical System Corporation and University Physicians, Inc. shall enter into a comprehensive managed care agreement, consistent with that certain Letter of Understanding executed by Doctors and UniversityCare, and which agreement or agreements shall have a ten year term and such additional terms and conditions as mutually agreed to by the parties.

             5.9 Beacon Transaction. The transaction between Beacon and Doctors, substantially in the form and substance contemplated by the Beacon Offer, shall close simultaneously with or immediately preceding the Closing.



                                       6.
                CONDITIONS TO THE OBLIGATIONS OF DOCTORS AND MMS


                  The obligation of MMS to sell the Series B Stock to UniversityCare on the Closing Date and the obligations of Doctors to consummate any other transaction contemplated by this Agreement is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

             6.1 Representations and Warranties of UniversityCare to be True and Correct. The representations and warranties contained in Article 4 shall be true, complete, and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made by UniversityCare on and as of such date, and officers of UniversityCare shall have certified to such effect to Doctors and MMS in writing.

             6.2 Performance. UniversityCare shall have performed and complied with all agreements contemplated herein that are required to be performed or complied with by it prior to or at the Closing Date.

             6.3 All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by UniversityCare in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to MMS and Doctors and MMS shall have received all such counterpart originals or certified or other copies of such documents as it reasonably may request.

             6.4 Approvals. All necessary corporate and regulatory approvals for the transactions contemplated by this Agreement shall have been obtained.

             6.5 Supporting Documents. Doctors and MMS shall have received copies of the following documents:

                           6.5.1   A certificate of the Secretary or an
Assistant Secretary of UniversityCare, dated as of the Closing Date and certifying: (i) that attached thereto is a true and complete copy of all resolutions adopted by UniversityCare authorizing the execution, delivery, and performance of this Agreement and all transactions contemplated by this Agreement and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; and (ii) to the incumbency and specimen signature of each officer of UniversityCare executing this Agreement and/or any other agreement related hereto, and a certification by another officer of UniversityCare as to the incumbency and signature of the officer signing the certificate referred to in this Section.

                           6.5.2   UniversityCare  shall  execute  and  deliver
the Shareholders and Voting Agreement by and among Doctors, Beacon and other shareholders, dated as of the Closing, the form and substance of which shall have been agreed to by the parties thereto.

                           6.5.3   Such additional  supporting  documents and
other information with respect to the operations and affairs of UniversityCare as MMS or Doctors reasonably may request.

                                       7.
                          INTERIM COVENANTS OF DOCTORS
                                    BETWEEN
                THE DATE OF THIS AGREEMENT AND THE CLOSING DATE


                  Doctors covenants to UniversityCare that for the period between the date of this Agreement and the Closing Date that Doctors shall maintain its properties and business and shall preserve its business, organization, and the goodwill of customers and suppliers. Except as otherwise herein provided, without the prior written consent of UniversityCare, which consent shall not be unreasonably withheld, or in order to consummate the Beacon Offer, Doctors shall not conduct its business except in the ordinary course.

             7.1 Access to Information. Prior to Closing, Doctors shall permit UniversityCare and its representatives reasonable access during normal business hours to all of the properties, books, contracts, commitments, and records of Doctors.

             7.2 Notice of Breach. Doctors and shall promptly give notice to UniversityCare of the occurrence of any event, or the failure of any event to occur, that results in a breach of any representation or warranty of Doctors or the Shareholders, or a failure by it or them to comply with any covenant, condition, or agreement contained herein.


                                       8.
                         JOINT COVENANTS OF THE PARTIES


             8.1 Confidentiality of Business Information. The parties heretofore have received and hereafter may receive various financial and other information concerning their respective activities, businesses, assets, and properties. The parties agree that:

                                    8.1.1    all such  information  thus
received by the parties shall not at any time, or in any way or manner, be utilized by the parties for their respective advantage or disclosed by the parties to others for any purpose whatsoever; and

                                    8.1.2    the  parties  shall take all
reasonable measures to assure that no employee or agent under their respective control shall at any time use or disclose any information described in this Section; and

                                    8.1.3    this Section  shall not apply to
MMS, or to: (i) any such information that was known to the parties prior to its disclosure to the parties in accordance with this Section or was, is, or becomes generally available other than by disclosure by the parties or any of their respective employees or agents in violation of this Section; or (ii) any disclosure which such party makes to any regulatory agency pursuant to that parties' obligations of disclosure to such agency.

             8.2  Confidentiality of this Agreement.

                                    8.2.1 The existence and contents of this
Agreement and its Schedules and Exhibits and the nature and status of the transactions described herein and therein are confidential. Without the prior written consent of the other party, none of the parties will disclose to any person, other than to its respective directors, officers, and key employees, affiliates, accounting, investment banking, and legal advisers, any such confidential information unless, in the written opinion of counsel to the party seeking to make the disclosure, such a disclosure is required by applicable law. The timing and content of any announcements, press releases, or other public statements concerning the transactions contemplated by this Agreement will occur upon, and be determined by, the mutual agreement and consent of the parties.

                                    8.2.2    Notwithstanding   the
restrictions   contained   in  the   foregoing Section 8.2.1, the parties agree
that MMS may make the following disclosures:

                                    8.2.2.1    MMS has completed the sale of all
of its Series B Stock;

                                    8.2.2.2    the  purchase  price  received
for the Series B Stock was equal to MMS's original purchase price plus the agreed upon return on investment; and

                                    8.2.2.3    the sale was to an  unrelated
Maryland health care organization, provided that MMS will not disclose the name of the purchaser;

provided, however, that MMS shall not make any press or other media release concerning the Agreement or the transactions described herein;

                                    8.2.3    With respect to rating  agencies,
MMS may disclose the Closing Date, the actual Purchase Price, and, to the extent that such rating agencies are bound by an obligation of confidentiality and non-disclosure, the name of the purchaser and the Bill of Sale described below; and

                                    8.2.4    With  respect to the Maryland
Insurance Department (the "Insurance Department"), UniversityCare and MMS shall execute and deliver at Closing a Bill of Sale setting forth the number of shares sold by MMS and the Purchase Price and that the Purchase Price reflects MMS's original purchase price plus the agreed upon return on investment. MMS may submit the Bill of Sale to the Insurance Department. MMS agrees that it will not submit any additional information to the Insurance Department unless: (i) it has received a request, in writing, from the Insurance Department; and (ii) it has notified UniversityCare prior to filing any response to such request, in order to permit UniversityCare to obtain such confidentiality treatment of such information as is reasonably possible under the circumstances.

             8.3 Fair Market Value of Shares; No Impermissible Activities. Doctors and UniversityCare agree that the fair market value of the Series B Stock was determined in an arms length transaction and is not determined in a manner that takes into account the volume or value of any referrals or business otherwise generated between the parties for which payment may be made, in whole or in part, under Medicare or any State health care program, as defined under
Section 1128B of the Social Security Act. Doctors and UniversityCare further agree that the purchase of Series B Stock and any related transaction between the parties or affiliates thereof, do not involve the counseling or promotion of a business arrangement or other activity that violates any State or federal law. Doctors and UniversityCare agree that, to the best of its respective knowledge, none of the proceeds being paid to MMS will be paid or become payable to Doctors as an inducement to make referrals to UniversityCare or any affiliate thereof.



                                       9.
                                  TERMINATION


             9.1 Termination and Abandonment. This Agreement may be terminated and the transactions abandoned by mutual consent of the parties, or by any of the parties by notice to the others:

                           9.1.1   in the event that any of the conditions
precedent to the performance of the obligations of the party giving such notice shall not have been fulfilled and cannot be fulfilled on or prior to the Closing Date and shall not have been waived by such party, or if a default shall be made by another party in the observance or in the due and timely performance of any of the covenants and agreements herein contained that cannot be cured on or prior to the Closing Date and shall not have been waived by the party giving such notice; provided that nothing provided herein shall be construed as permitting a party to terminate when an affiliate of the party has been in default;

                           9.1.2   in the  event of the  institution  or
serious threat by any governmental authority or by any other person of litigation or proceedings against any of the parties to enjoin, hinder or delay or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein; or

                           9.1.3   if  any  consent  or  approval  which  is
necessary  to  the   transactions contemplated herein or the continuing
business, properties or prospects of Doctors shall have been refused or withdrawn by any governmental authority having jurisdiction.

                           9.1.4   Any  termination  pursuant  to  Section 9.1
shall first be approved by the Board of Directors of the party seeking termination, to the extent that such approval is required for such action.


                                      10.
                          Indemnification and Claims.

             10.1 Indemnification by Doctors. Doctors shall defend and indemnify and hold UniversityCare, each of its affiliates, and their respective officers, directors, employees and agents, and each of their heirs, executors, successors and assigns wholly harmless from and against any and all liabilities, losses, damages, costs (including, without limitation, court costs and costs of appeal), and expenses (including, without limitation, reasonable attorneys'
fees) incurred or maintained by UniversityCare, its affiliates, and their respective directors, officers, employees and agents, and each of their heirs, executors, successors and assigns, because of any inaccuracy in, or material breach or violation of, the representations, warranties, and covenants made by Doctors in this Agreement.

             10.2 Indemnification by MMS. MMS shall defend and indemnify and hold UniversityCare, each of its affiliates, and their respective officers, directors, employees and agents, and each of their heirs, executors, successors and assigns wholly harmless from and against any and all liabilities, losses, damages, costs (including, without limitation, court costs and costs of appeal), and expenses (including, without limitation, reasonable attorneys' fees) incurred or maintained by UniversityCare, its affiliates, and their respective directors, officers, employees and agents, and each of their heirs, executors, successors and assigns, because of any inaccuracy in, or material breach or violation of, the representations, warranties, and covenants made by MMS in this Agreement.

             10.3 Indemnification by UniversityCare. UniversityCare shall defend and indemnify Doctors and MMS and hold Doctors and MMS, their affiliates, each of their respective directors, officers, employees and agents, and each of their heirs, executors, successors and assigns wholly harmless from and against any and all losses, liabilities, damages, costs (including, without limitation, court costs and cost of appeal) and expenses (including, without limitation, reasonable attorneys' fees of one counsel) that either Doctors or MMS incurs as a result of, or with respect to any inaccuracy in or breach of any representation, warranty, covenant or agreement of UniversityCare contained in this Agreement.

             10.4 Limitation on and Expiration of Indemnification. Notwithstanding anything in this ARTICLE 10 to the contrary, Doctors's and MMS's rights to indemnification from UniversityCare and UniversityCare's rights to indemnification from Doctors and/or MMS shall be limited as follows:

                                    10.4.1 all rights of the parties hereto to
indemnification hereunder for breaches of representations and warranties shall expire two (2) years after the Closing Date; provided, however, if, prior to such expiration, a state of facts shall have become known which threatens to give rise to a liability against which any party hereto would be entitled to indemnification hereunder and the indemnified party shall have given notice of such facts to the indemnifying party, then the rights of the indemnified party to indemnification with respect to such liability shall continue until such liability shall have been finally determined and disposed of; and provided, however, a party's rights to indemnification upon the other party's failure to comply with this ARTICLE 10 shall survive until the expiration of the applicable period of limitations.

                                    10.4.2 No party shall be entitled to
indemnification pursuant to Sections 10.1(a) or 10.2(b) unless and until the aggregate amount of damages to which the foregoing indemnity relates, sustained by such party with respect to any individual claim exceeds Ten Thousand Dollars ($10,000), and then only to the extent that such damages exceed in the aggregate Twenty-five Thousand Dollar ($25,000). Further, a breach of any of the materiality standards set forth in this Agreement shall be defined as damages with respect to any individual claim which exceeds Ten Thousand Dollars ($10,000).

             10.5 Notice and Control of Litigation. If any claim or liability is asserted in writing against a party entitled to indemnification under this
ARTICLE 10 (the "Indemnified Party") which would give rise to a claim under this
ARTICLE 10, the Indemnified Party shall notify the person providing the indemnity ("Indemnifying Party") in writing of the same within fifteen (15) days of receipt of such written assertion of a claim or liability. The Indemnifying Party shall have the right to defend a claim and control the defense, settlement and prosecution of any litigation. If the Indemnifying Party, within ten (10) days after notice of such claim, fails to defend such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof. Anything in this Section
10.5 notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to defend, compromise and settle such claim, and (ii) the Indemnifying Party shall not, without the written consent of the Indemnified Party settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party a release from all liability in respect to such claim. All parties agree to cooperate fully as necessary in the defense of such matters. Should the Indemnified Party fail to notify the Indemnifying Party in the time required above, this indemnity shall terminate and be of no further force and effect with respect to the subject matter of the required notice in the event that the Indemnified Party's failure to notify in the time required above materially adversely affects the Indemnifying Party's ability to defend such matter.


                                      11.
                                 MISCELLANEOUS


             11.1 Amendments. This Agreement may not be amended or modified without the written consent of the parties hereto.

             11.2 Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement at any one time shall not be deemed a waiver of such term, covenant, or condition at any other time nor shall any waiver or relinquishment of any right or power herein at any time be deemed a waiver or relinquishment of the same or any other right or power at any other time.

             11.3 Notices. All notices, payments, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, postage prepaid, and return receipt requested to the parties, by overnight courier service or by telecopy, addressed as follows (or at such other addresses as designated by the parties from time to time):

             If to Doctors:
                               Doctors Health System, Inc.
                               10451 Mill Run Circle
                               10th Floor
                               Owings Mills, Maryland  21117
                               Attn: President and Chief Executive Officer; and Executive Vice President and Director of Legal Services

             If to MMS:

                               Med-Lantic Management Services, Inc.
                               225 International Court
                               Hunt Valley, Maryland  21030
                               Attn: Stephen Carney

             If to UniversityCare:

                               UniversityCare, L.L.C.
                               University Physicians Professional Building

                               419 W. Redwood Street
                               Suite 220
                               Baltimore, Maryland  21201
                               Attn: Robert Barish, M.D.
                               Chief Executive Officer

             If to Genesis:

                               Genesis Health Ventures, Inc.
                               148 West State Street
                               Kennett Square, Pennsylvania  19348
                               Attn: President

             11.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             11.5 Enforceability and Severability. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal, or unenforceable in any proceeding, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

             11.6 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland.

             11.7 Section Titles. The titles of the sections have been inserted as a matter of convenience and reference only and shall not control or affect the meaning or construction of this Agreement.

             11.8 Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other.

             11.9 Expenses. Each party hereto will pay its own legal, accounting and other fees and expenses incident to the transactions contemplated hereby, whether or not such transactions shall be consummated. Each party will be responsible for its own costs relative to the negotiations of such agreements and the preparation of any schedules or ancillary documents and agreements applicable to such party and required by this Agreement.

             11.10 Survival of Agreements. Except as provided in Section 10.4, all covenants, agreements, representations, and warranties made herein or in any other agreement, certificate, or instrument delivered to either party pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement and the sale and delivery of the Shares until the applicable statute of limitations. All statements contained in any certificate or other instrument delivered by either party hereunder or in connection herewith shall be deemed to constitute representations and warranties made by such party. Such representations and warranties shall survive in full force and effect notwithstanding any investigation by UniversityCare.

             11.11 Brokerage. Each party hereto will indemnify and hold the others harmless against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements, or understandings made or claimed to have been made by such party with any third party.

             11.12 Parties in Interest. All representations, covenants, and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

             11.13 Remedies. All remedies for breach of this Agreement shall be cumulative.

             11.14 Third Parties. Except as specifically provided herein, this Agreement does not and is not intended to create any rights in any person or entity which is not a party to this Agreement.

             11.15  Entire Agreement.   This Agreement,  including the Schedules
and Exhibits hereto, constitutes the sole and entire agreement and understanding of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are incorporated herein by reference.

                  INTENDING TO BE LEGALLY BOUND, the parties hereto have duly executed this Agreement to be effective as of the day and year first written above.


UNIVERSITYCARE, L.L.C.                DOCTORS HEALTH SYSTEM, INC.


By: /s/ Robert Barish                By: /s/ Stewart B. Gold
    _______________________              ______________________

    Robert Barish                        Stewart B. Gold
    _______________________              ______________________
Print Name                           Print Name

    Chief Executive Officer              President
    _______________________              ______________________
         Title                                Title


GENESIS HEALTH VENTURES, INC.         MED-LANTIC MANAGEMENT
                                      SERVICES, INC.



By: /s/ George V. Hager, Jr.         By: /s/ David L. Murray
    _________________________            ______________________

    George V. Hager, Jr.                 David L. Murray
    _______________________              ______________________
Print Name                           Print Name

    Senior Vice President                President
    _______________________              ______________________
         Title                                Title